Exhibit 21.1

LIST OF SUBSIDIARIES

NAME OF SUBSIDIARY	JURISDICTION OF ORGANIZATION
Quantum Restaurant Development Corporation	Georgia

Santa Fe Steakhouse & Cantina Corp.	Delaware

Porterhouse, Inc.	Delaware

Morton’s of Chicago, Inc.	Illinois

Morton’s of Chicago/Addison, Inc.	Delaware

Morton’s of Chicago/Atlanta, Inc.	Illinois

Morton’s of Chicago/Buckhead, Inc.	Delaware

Morton’s of Chicago/Chicago, Inc.	Delaware

Morton’s of Chicago/Cincinnati, Inc.	Delaware

Morton’s of Chicago/Clayton, Inc.	Delaware

Morton’s of Chicago/Cleveland, Inc.	Illinois

Morton’s of Chicago/Columbus Inc.	Delaware

Morton’s of Chicago/Dallas, Inc.	Illinois

Morton’s of Chicago/Denver, Inc.	Illinois

Morton’s of Chicago/Detroit, Inc.	Delaware

Morton’s of Chicago/Fifth Avenue, Inc.	Delaware

Morton’s of Chicago/Flamingo Road Corp.	Delaware

Morton’s of Chicago/Houston, Inc.	Delaware

Morton’s of Chicago/Minneapolis, Inc.	Delaware

Morton’s of Chicago/Nashville, Inc.	Delaware

Morton’s of Chicago/Palm Desert, Inc.	Delaware

Morton’s of Chicago/Philadelphia, Inc.	Illinois

Morton’s of Chicago/Phoenix, Inc.	Delaware

Morton’s of Chicago/Pittsburgh, Inc.	Delaware

Morton’s of Chicago/Portland, Inc.	Delaware

Morton’s of Chicago/Puerto Rico, Inc.	Delaware

Morton’s of Chicago/Rosemont, Inc.	Illinois

Morton’s of Chicago/Sacramento, Inc.	Delaware

Morton’s of Chicago/San Antonio, Inc.	Delaware

Morton’s of Chicago/San Diego, Inc.	Delaware

Morton’s of Chicago/San Francisco, Inc.	Delaware

Morton’s of Chicago/Santa Ana, Inc.	Delaware

Morton’s of Chicago/Scottsdale, Inc.	Delaware

Morton’s of Chicago/Seattle, Inc.	Delaware

Morton’s of Chicago/Virginia, Inc.	Illinois

Morton’s of Chicago/Washington D.C. Inc.	Delaware

Morton’s of Chicago/Washington Square, Inc.	Delaware

Morton’s of Chicago/West Street, Inc.	Delaware

Morton’s of Chicago/Westbrook, Inc.	Illinois

Porterhouse of Los Angeles, Inc.	Delaware

Morton’s, Inc.	Illinois

MOCGC Corp.	Virginia

Addison Steakhouse, Inc.	Texas

Chicago Steakhouse, Inc.	Texas

Houston Steakhouse, Inc.	Texas

San Antonio Steakhouse, Inc.	Texas

Morton’s of Chicago Holding, Inc.	Delaware

Morton’s of Chicago/Anaheim, LLC	Delaware

Morton’s of Chicago/Atlantic City, LLC	Delaware

Morton’s of Chicago/Baltimore, LLC	Delaware

Morton’s of Chicago/Bethesda LLC	Delaware

Morton’s of Chicago/Boca Raton, LLC	Delaware

Morton’s of Chicago/Boston LLC	Delaware

Arnie Morton’s of Chicago/Burbank LLC	Delaware

Morton’s of Chicago/Charlotte LLC	Delaware

Morton’s of Chicago/Coral Gables LLC	Delaware

Morton’s of Chicago/Crystal City LLC	Delaware

Morton’s of Chicago/Denver Crescent Town Center, LLC	Delaware

Arnie Morton’s of Chicago/Figueroa LLC	Delaware

Morton’s of Chicago/Fort Lauderdale, LLC	Delaware

Morton’s of Chicago/Great Neck LLC	Delaware

Morton’s of Chicago/Hackensack LLC	Delaware

Morton’s of Chicago/Hartford LLC	Delaware

Morton’s of Chicago/Honolulu LLC	Delaware

Morton’s of Chicago/Indianapolis LLC	Delaware

Morton’s of Chicago/Jacksonville LLC	Delaware

Morton’s of Chicago/Kansas City LLC	Delaware

Morton’s of Chicago/King of Prussia LLC	Delaware

Morton’s of Chicago/La Jolla LLC	Delaware

Morton’s of Chicago/Louisville LLC	Delaware

Morton’s of Chicago/McKinney LLC	Delaware

Morton’s of Chicago/Miami, LLC	Delaware

Morton’s of Chicago/New Orleans LLC	Delaware

Morton’s of Chicago/North Miami Beach, LLC	Delaware

Morton’s of Chicago/Northbrook, LLC	Delaware

Morton’s of Chicago/Orlando, LLC	Delaware

Morton’s of Chicago/Palm Beach, LLC	Delaware

Morton’s of Chicago/Philadelphia LLC	Delaware

Morton’s of Chicago/Pittsburgh LLC	Delaware

Morton’s of Chicago/Reston LLC	Delaware

Morton’s of Chicago/Richmond LLC	Delaware

Morton’s of Chicago/San Jose LLC	Delaware

Morton’s of Chicago/Schaumburg LLC	Delaware

Morton’s of Chicago/South Park, LLC	Delaware

Morton’s of Chicago/Stamford LLC	Delaware

Arnie Morton’s of Chicago/Torrance LLC	Delaware

Morton’s of Chicago/Troy, LLC	Delaware

Morton’s of Chicago/Wacker Place, LLC	Delaware

Morton’s of Chicago/White Plains LLC	Delaware

Morton’s of Chicago/Wisconsin LLC	Delaware

Morton’s of Chicago Florida Holding, Inc.	Delaware

Morton’s of Chicago Maryland Holding, Inc.	Delaware

Morton’s of Chicago Asia (Singapore) Pte. Ltd.	Singapore

Morton’s of Chicago (Singapore) Pte. Ltd.	Singapore

Morton’s of Chicago/Toronto, Inc.	Canada

Morton’s of Chicago/Vancouver, Inc.	Canada

Morton’s of Chicago Kowloon Limited	Hong Kong

Morton’s of Chicago Hong Kong Limited.	Hong Kong

Italian Restaurants Holding Corp.	Delaware

Bertolini’s Restaurants, Inc.	Delaware

Bertolini’s of Circle Centre, Inc.	Delaware

Bertolini’s/King of Prussia, Inc.	Delaware

Bertolini’s of Las Vegas, Inc.	Delaware

Bertolini’s at Village Square, Inc.	Delaware

Bertolini’s at Market Square, Inc.	Delaware

Peasant Holding Corp.	Delaware

Mick’s at Pennsylvania Ave., Inc.	Delaware

Mick’s at Fair Oaks, Inc.	Delaware

Mick’s at Annapolis Mall, Inc.	Delaware